Exhibit 10.1
21 March 2007
ING REAL ESTATE FINANCE NV
AMB EUROPEAN INVESTMENTS LLC
AMB PROPERTY, L.P.
SCI AMB GIVAUDAN DISTRIBUTION CENTER
AMB HORDIJK DISTRIBUTION CENTER B.V.
THE ORIGINAL LENDERS
THE ENTITIES OF AMB

DEED OF ACCESSION AND AMENDMENT

THIS DEED OF ACCESSION AND AMENDMENT is made on 21 March 2007
Between:
(1)	ING REAL ESTATE FINANCE NV, in its capacity as Facility Agent and as a Lender (the Facility Agent);

(2)	AMB EUROPEAN INVESTMENTS LLC in its capacity as AMB Agent for each Obligor (the AMB Agent);

(3)	AMB PROPERTY, L.P., in its capacity as Acquisition Loan Guarantor and Carve-Out Indemnifier;

(4)	SCI AMB GIVAUDAN DISTRIBUTION CENTER, a company with registration number RCS Nanterre N° 490 765 922 (Givaudan);

(5)	AMB HORDIJK DISTRIBUTION CENTER B.V., a company with registration number 342 551 42 (Hordijk);

(6)	THE ORIGINAL LENDERS as listed in Schedule 1;

(7)	THE ENTITIES OF AMB as listed in Schedule 2; and

(8)	ING BANK NV, in its capacity as Counterparty under the Hedging Arrangements.
Background:
(A) The Facility Agent and, amongst others, the AMB Agent entered into the facility agreement and the Deed of Subordination both dated 8 December 2006.
(B) The Facility Agreement and the Deed of Subordination were amended in accordance with a deed of accession and amendment dated 13 February 2007.
(C) The Acceding Companies have agreed to become parties to this Deed in order to obtain the rights and assume the obligations of a Term Borrower and a PropCo under the Facility Agreement and an Obligor under the Subordination Agreement as if they had been an Original Term Borrower and Original PropCo or Obligor (as the case may be) to such Accession Documents.
(D) Pursuant to the terms of this Deed, the Acceding Companies have also agreed to enter into certain other documents.
1. Definitions, Interpretation and Common Provisions
1.1	Definitions:

(a)	Capitalised terms in this Deed shall, except where the context otherwise requires and save where otherwise defined in this Deed, have the meanings given to them in the Facility Agreement and this Deed shall be construed in accordance with the principles of construction set out in the Facility Agreement.

(b)	This Deed is a Finance Document.

(c)	In this Deed:

Acceding Companies means Givaudan and Hordijk.

Accession Documents means the Facility Agreement, the Deed of Subordination, and the Fee Letter.

Facility Agreement means the agreement between, amongst others, AMB European Investments LLC and ING Real Estate Finance NV dated 8 December 2006 as amended and restated from time to time.
1.2      Identification of Agreement: This Deed is made pursuant to clause 30.2 of the Facility Agreement and clause 16.1 of the Deed of Subordination.
2.	Accession

2.1	Documents:

(a)	Each of the Acceding Companies acknowledges that it has received a copy of the following documents:
(i)	the Facility Agreement;

(ii)	the Deed of Subordination;

(iii)	the Fee Letter; and

(iv)	the letter dated 20 March 2007 from the Facility Agent to the AMB Agent in accordance with clause 30.2(b)(ii) of the Facility Agreement and clause 16.1(c)(i) of the Deed of Subordination.
2.2      Accession: Subject to Clause 5 (Conditions Precedent) below, each of the parties to this Deed agrees that from and after the date of this Deed, the Acceding Companies shall be deemed automatically to have become parties to the Accession Documents as if each of them had been:
(a)	an Original Term Borrower and Original PropCo to the Facility Agreement;

(b)	an obligor (as defined in the Subordination Agreement) to the Subordination Agreement, and, subject to the terms of the respective Accession Documents:
(i)	shall have all the rights and obligations of a guarantor, obligor, Original Term Borrower and an Original PropCo (as applicable), under the Accession Documents and as expressly provided in the Accession Documents to be applicable to a guarantor, obligor, Original Term Borrower and an Original PropCo (as applicable); and

(ii)	agrees to be bound by the terms and conditions set out in the Accession Documents applicable to a guarantor, obligor, Original Term Borrower and an Original PropCo (as applicable).
3.      Agreement to Amend
Each of the parties to this Deed consents to the amendment and restatement of the documents referred to in Clause 4 (Amendment) in the manner set out in such Clause 4 (Amendment).

4.      Amendment
4.1      The Parties to this Deed agree (in their respective capacities) and in accordance with clause 35.1(a) of the Facility Agreement that:
(a)	“€228,000,000” shall be amended to read “€328,000,000” in each of the following paragraphs, clauses or schedules (as the case may be);
(i)	title page of the Facility Agreement;

(ii)	definition of “Total Commitments” of the Facility Agreement;

(iii)	schedule 3 (Conversion Offer) of the Facility Agreement;

(iv)	schedule 4 (Form of Request) of the Facility Agreement;

(v)	schedule 6 (Forms of transfer documents) of the Facility Agreement;

(vi)	schedule 8 (Compliance Certificates) of the Facility Agreement;

(vii)	schedule 11 (France — Short Form Agreement) of the Facility Agreement;

(viii)	schedule 13 (Form of TEG Letter) of the Facility Agreement;

(ix)	schedule 16 (Reply to a Request) of the Facility Agreement; and

(x)	any other reference to “€228,000,000” in any other Finance Document.
(b)	ING Real Estate Finance (France) shall be the Security Agent for Givaudan and part F (Security Agents) of schedule 1 (Original Parties and Properties) thereof shall be read accordingly;

(c)	ING Real Estate Finance NV shall be the Security Agent for Hordijk and part F (Security Agents) of schedule 1 (Original Parties and Properties) thereof shall be read accordingly

(d)	part G (Original Properties) of schedule 1 (Original Parties and Properties) thereof shall be amended such that the following shall be read as items 27 and 28:

27	SCI AMB Givaudan Distribution Center	Paris Nord Distribution Centre III, 89 rue des Chardonnerets, ZAC Paris Nord II, 93290 Tremblay en France
28	AMB Hordijk Distribution Center B.V.	AMB Hordijk Distribution Center, Bergambachtstraat 10, 12 and 14, 3079 DA Rotterdam, The Netherlands

(e)	part I (Relevant Properties and Missing Property Confirmations) of schedule 1 (Original Parties and Properties) thereof shall be amended to read as follows:

	Property Owner	Property	Missing Property
Confirmation(s)

1.	AMB Le Grand Roissy Scandy SAS	12, rue Jean Mermoz Lot 7 — ZAC de la Feuchère 77190 Compans	•	Certificate of Conformity relating to permit numbers 77 123 97 00006; 77 123 96 00007; 77 123 99 00009; and 77 123 99 00009/1

			•	Certificate confirming payment of premiums of construction insurance

			•	Insurance contract evidencing CNR insurance for building 3

			•	Insurance contract evidencing damages insurance for buildings 2 and 3

2.	AMB Le Grand Roissy Sepia SAS	10, rue Jean Mermoz Compans Lot 12 — ZAC de la Fauchère 77290 Mitry Mory	•	Certificate of Conformity relating to permit numbers 77 123 98 0005; 77 123 98 0005/1; and 77 123 98 0005/2

			•	Evidence of full compliance to the tenant waste management ICPE

			•	Certificate confirming payment of premiums of construction insurance

			•	Insurance contract evidencing CNR insurance.

3.	AMB Le Grand Roissy Segur SAS	2, rue des Parcs des Nations 363, rue de la Belle Etoile Lot 2 — ZAC Paris Nord II 95700 Roissy en France	•	Certificate of Conformity relating to permit number 095 527 00 E 0019

		Tremblay en France	•	Certificate of Conformity relating to the building of car spaces for lots n 1240 to 1251 and 1265 to 1266 of volume n 23 of the volumetric division of the building located at Section AK n 221 place “Rue de la belle etoil” in Roissy en France.

	Property Owner	Property	Missing Property
Confirmation(s)

4.	AMB Le Grand Roissy Seringa SAS	5-7, rue Georges Pompidou ZAC des Vingt Arpents 77990 Le Mesnil Amelot	•	Certificate of Conformity relating to permit numbers 77 291 99 00003/1 and 77 291 99 00003/2.

5.	AMB Le Grand Roissy Signac SAS	119, rue des Chardonnerets ZAC Paris Nord II 92290 Tremblay en France	•	Certificate of Conformity relating to permit number 93 073 97 C 0084

6.	AMB Le Grand Roissy Sisley SAS	270, avenue du Bois de la Pie Lot 10 — ZAC Paris Nord II 93290 Tremblay en France	•	Certificate of Conformity relating to permit number 93 073 97 C 0084

7.	AMB Le Grand Roissy Soliflore SAS	27, avenue du Montboulon Lot 1 — Zone artisanale du Sauvoy 77165 Saint Soupplets	•	Certificate of Conformity relating to permit number 77 437 94 00031/0

			•	Evidence of full compliance to the tenant waste management ICPE

8.	AMB Le Grand Roissy Sorbiers SAS	2, avenue du Montboulon Lot 19 — Zone artisanale du Sauvoy 77165 Saint Soupplets	•	Certificate of Conformity relating to permit numbers 77 437 89 00113; and 77 437 89 00113/1

9.	AMB Le Grand Roissy Symphonie SAS	16, rue Jean Mermoz Lot 19 — ZAC de la Feuchère 77190 Compans	•	Certificate of Conformity relating to permit number 77 123 00 00006

10.	SCI AMB France One	Paris Nord Distribution Centre II, rue des Chardonnerets, ZAC Paris Nord II, 93290 Tremblay en France	•	Evidence of full compliance to ICPE

Property Owner	Property	Missing Property
Confirmation(s)

11.	SCI AMB France Two	Paris Nord Distribution Centre I, 8 rue de la Pyramide, ZAC Paris Nord II, 93290 Tremblay en France	• •	Evidence of full compliance to ICPE

Building insurance: (i) specific conditions and (ii) evidence of payment of insurance premiums for assurance dommages-ouvrage and, if applicable, assurance constructeur non réalisateur
(f)	part G (Conditions Subsequent) of schedule 2 (Conditions Precedent) thereof shall be amended to read as follows:

-
Conditions			Missing Property
Subsequent	Property Owner	Property	Confirmation(s)

1.	AMB Le Grand Roissy Santal SAS	14, rue Jean Mermoz Lot 6 — ZAC de la Feuchère 77190 Campans	• Certificate of Conformity relating to permit numbers 77 123 97 00001.
5. Acknowledgment
5.1 AMB Property, L.P. in its capacity:
(a)	as Carve-out Indemnifier, in relation to the carve-out indemnity under clause 20.2 of the Facility Agreement agrees to the increase of the Total Commitments to €328,000,000 and acknowledges that the carve-out indemnity is increased accordingly, , it being acknowledged by the parties to this Deed that AMB Property, L.P.’s liability under the carve-out indemnity under clause 20.2 of the Facility Agreement) shall be in the amount determined in accordance with, and respect of the matters referred to in, that clause 20.2; and

(b)	as guarantor under the Acquisition Loan Guarantee agrees to the increase of the Total Commitments to 328,000,000, it being acknowledged by the parties to this Deed that AMB Property, L.P.’s liability under the Acquisition Loan Guarantee shall be in the amount determined in accordance with, and respect of the matters referred to in, that Acquisition Loan Guarantee.
5.2 Each Obligor in relation to the tax indemnity under clause 15.2 and the indemnities under clause 33 of the Facility Agreement agrees to the increase of the Total Commitments to €328,000,000 and acknowledges that the tax indemnity may be increased accordingly in which case, each Obligor agrees to such an increase and the parties to this Deed acknowledge that the liability of each Obligor under clause 15.2 and clause 33 of the Facility Agreement respectively shall be in the amount determined in accordance with, and respect of the matters referred to in, that clause 15.2 and clause 33.
6. Conditions Precedent
Additional Documents: The provisions of Clause 2.2 (Accession) of this Deed shall be conditional upon the Acceding Companies fulfilling the conditions precedents in Part D (Term Loans) of Schedule 2 (Conditions Precedent) of the Facility Agreement.
7. Counterparts
This Deed may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Deed.
8. Governing Law
This Deed is governed by English law.
9. Enforcement
Jurisdiction
(a)	The English courts have exclusive jurisdiction to settle any dispute in connection with this Deed.
(b)	The English courts are the most appropriate and convenient courts to settle any such dispute and each of the Subordinated Creditors and the Obligors waive objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed.
(c)	This Clause is for the benefit of the Senior Creditors only. To the extent allowed by law, a Senior Creditor may take:
(i)	proceedings in any other court; and

(ii)	concurrent proceedings in any number of jurisdictions.
10. Service of process
10.1
(a)	Each Obligor and Subordinated Creditor not incorporated in England and Wales irrevocably appoints Law Debenture Corporate Services Limited of Fifth Floor, 100 Wood Street, London EC2V 7EX, United Kingdom as its agent under this Deed for service of process in any proceedings before the English courts.
(b)	This Clause does not affect any other method of service allowed by law.

SCHEDULE 1
THE ORIGINAL LENDERS

Original Lender	Registered Number

ING Real Estate Finance NV	KvK-nummer 271 573 28

ING Real Estate Finance (Espana), E.F.C., S.A. (Sociedad Unipersonal) (Spanish branch)	C.I.F. número A-83694182

ING Real Estate Finance (Espana), E.F.C., S.A. (Sociedad Unipersonal) (Italian branch)	C.I.F. número A-83694182

ING Real Estate Finance (U.K.) B.V.	KvK-nummer 27279566

ING Real Estate Finance (France)	RCS Paris 489 562 918

SCHEDULE 2
THE ENTITIES OF AMB

Company	Registered Number

AMB European Investments LLC	Not applicable

AMB Le Grand Roissy Santal SAS	RCS Nanterre N° 490 042 470

AMB Le Grand Roissy Saturne SAS	RCS Nanterre N° 490 042 595

AMB Le Grand Roissy Scandy SAS	RCS Nanterre N° 490 042 553

AMB Le Grand Roissy Scipion SAS	RCS Nanterre N° 490 042 751

AMB Le Grand Roissy Sepia SAS	RCS Nanterre N° 490 042 637

AMB Le Grand Roissy Segur SAS	RCS Nanterre N° 490 042 405

AMB Le Grand Roissy Seringa SAS	RCS Nanterre N° 490 042 454

AMB Le Grand Roissy Signac SAS	RCS Nanterre N° 490 042 249

AMB Le Grand Roissy Sisley SAS	RCS Nanterre N° 490 042 686

AMB Le Grand Roissy Soliflore SAS	RCS Nanterre N° 490 042 348

AMB Le Grand Roissy Sonate SAS	RCS Nanterre N° 490 042 496

AMB Le Grand Roissy Sorbiers SAS	RCS Nanterre N° 490 042 702

AMB Le Grand Roissy Storland SAS	RCS Nanterre N° 490 042 264

AMB Le Grand Roissy Symphonie SAS	RCS Nanterre N° 490 042 207

AMB Le Grand Roissy Mesnil SAS	RCS Nanterre N° 490 042 694

SCI AMB France Three	RCS Nanterre N° 450 269 949

SCI AMB France Four	RCS Nanterre N° 453 560 815

AMB Capronilaan BV	KvK Amsterdam 341 881 06

AMB Koolhovenlaan 1 BV	KvK Amsterdam 101 462 96

AMB Koolhovenlaan 2 BV	KvK Amsterdam 101 460 71

AMB Port of Rotterdam 2-10 BV	KvK Amsterdam 331 662 96

AMB BRU Air Cargo Center BVBA	RPR (Brussel) 0874.380.566

Gebäude 556 Cargo City Süd B.V. & Co. K.G.	Local court of Bremen HRA 23217

AMB Le Grand Roissy Holding 2 S.à.r.l	B115810

SCI AMB France One	RCS Nanterre N° 444 128 136

SCI AMB France Two	RCS Nanterre N° 444 128 045

AMB Eemhaven Distribution Center BV	34255109 (registration in The Netherlands)

AMB Fokker Logistics Center 1 BV	34196915 (registration in The Netherlands)

In witness of which this Deed has been executed and delivered as a deed by the parties as of the date appearing on page 1.
ING Real Estate Finance NV in its capacity as the Facility Agent and as a Lender

EXECUTED AS A DEED by	/s/ M.C. Vincentie

ING Real Estate Finance NV	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): M.C. Vincentie

Witness’s signature:	/s/ M. van Teijlingen

Name (print):	M. van Teijlingen

EXECUTED AS A DEED by	/s/ M. Rang

ING Real Estate Finance NV	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): M. Rang

Witness’s signature:	/s/ M. van Teijlingen

Name (print):	M. van Teijlingen

The Original Lenders

EXECUTED AS A DEED by	/s/ M.C. Vincentie

ING Real Estate Finance (Espana),	(Signature of attorney)
E.F.C., S.A. (Sociedad Unipersonal)
(Spanish branch)
acting by its duly appointed
attorney in the presence of:	Name (print): M.C. Vincentie

Witness’s signature:	/s/ M. van Teijlingen

Name (print):	M. van Teijlingen

EXECUTED AS A DEED by	/s/ M. Rang

ING Real Estate Finance (Espana),	(Signature of attorney)
E.F.C., S.A. (Sociedad Unipersonal)
(Spanish branch)
acting by its duly appointed
attorney in the presence of:	Name (print): M. Rang

Witness’s signature:	/s/ M. van Teijlingen

Name (print):	M. van Teijlingen

EXECUTED AS A DEED by	/s/ M.C. Vincentie

ING Real Estate Finance (Espana),	(Signature of attorney)
E.F.C., S.A. (Sociedad Unipersonal)
(Italian branch)
acting by its duly appointed
attorney in the presence of:	Name (print): M.C. Vincentie

Witness’s signature:	/s/ M. van Teijlingen

Name (print):	M. van Teijlingen

EXECUTED AS A DEED by	/s/ M. Rang

ING Real Estate Finance (Espana),	(Signature of attorney)
E.F.C., S.A. (Sociedad Unipersonal)
(Italian branch)
acting by its duly appointed
attorney in the presence of:	Name (print): M. Rang

Witness’s signature:	s/ M. van Teijlingen

Name (print):	M. van Teijlingen

EXECUTED AS A DEED by	/s/ M.C. Vincentie

ING Real Estate Finance (U.K.) B.V.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): M.C. Vincentie

Witness’s signature:	/s/ M. van Teijlingen

Name (print):	M. van Teijlingen

EXECUTED AS A DEED by	/s/ M. Rang

ING Real Estate Finance (U.K.) B.V.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): M. Rang

Witness’s signature:	/s/ M. van Teijlingen

Name (print):	M. van Teijlingen

EXECUTED AS A DEED by	/s/ M.C. Vincentie

ING Real Estate Finance (France)	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): M.C. Vincentie

Witness’s signature:	/s/ M. van Teijlingen

Name (print):	M. van Teijlingen

EXECUTED AS A DEED by	/s/ M. Rang

ING Real Estate Finance (France)	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): M. Rang

Witness’s signature:	/s/ M. van Teijlingen

Name (print):	M. van Teijlingen

ING Bank NV in its capacity as Counterparty under the Hedging Arrangements

EXECUTED AS A DEED by	/s/ Dhr J.L.A. Sevat

ING Bank NV	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): Dhr J.L.A. Sevat

Witness’s signature:

Name (print):

EXECUTED AS A DEED by	/s/ Dhr L. Veldrink

ING Bank NV	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): Dhr L. Veldrink

Witness’s signature:

Name (print):

AMB European Investments LLC in its capacity as the AMB Agent

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB European Investments LLC	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

AMB Property L.P. in its capacity as Acquisition Loan Guarantor and Carve-out Indemnifier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Property L.P.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

The Acceding Parties
EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

SCI AMB Givaudan Distribution Center	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Hordijk Distribution Center B.V.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

The entities of AMB

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Santal S.A.S.	Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Saturne S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Scandy S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Scipion S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Sepia S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Segur S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Seringa S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Signac S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Sisley S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Soliflore S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Sonate S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Sorbiers S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Storland S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Symphonie S.A.S.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Mesnil S.A.S.	(Signature of attorney)
acting by its duly appointed attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

SCI AMB France Three	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

SCI AMB France Four	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Capronilaan B.V.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Koolhovenlaan 1 B.V.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Koolhovenlaan 2 B.V.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Port of Rotterdam 2-10 B.V.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB BRU Air Cargo Center BVBA	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

Gebäude 556 Cargo City Süd B.V.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Gebäude 556 Sàrl	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

Gebäude 556 Cargo City Süd B.V. & Co. K.G.	(Signature of attorney)
acting by its duly appointed attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Le Grand Roissy Holding 2 S.à.r.l	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

SCI AMB France One	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

SCI AMB France Two	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Eemhaven Distribution Center B.V.	(Signature of attorney)
acting by its duly appointed attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier

EXECUTED AS A DEED by	/s/ FRANÇOIS RISPE

AMB Fokker Logistics Center 1 B.V.	(Signature of attorney)
acting by its duly appointed
attorney in the presence of:	Name (print): FRANÇOIS RISPE

Witness’s signature:	/s/ Antoine Ollivier

Name (print):	Antoine Ollivier